Restrictions on Cash and Due From Banks	12 Months Ended
Dec. 31, 2011
Restrictions on Cash and Due From Banks [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
Restrictions on Cash and Due From Banks

The nature of the Company's business requires that it maintain amounts due from correspondent banks which, at times, may exceed federally insured limits. The balances in these accounts at December 31, were as follows:

	2011	2010
	(Dollars in thousands)
Noninterest bearing accounts	$1,143	$1,281
Federal Reserve Bank of Boston	19,368	9,678
FHLB of Boston	351	322

No losses have been experienced in these accounts and the Company believes it is not exposed to any significant risk with respect to the accounts.

The Company was required to maintain contracted clearing balances of $1.0 million at both December 31, 2011 and 2010, which are included in the Federal Reserve Bank of Boston balances above. Balances in excess of the contracted clearing amount at the Federal Reserve Bank of Boston and a portion of the funds at the FHLB of Boston are classified as overnight deposits as they earn interest. The Company is required to maintain vault cash or noninterest bearing reserve balances with Federal Reserve Bank of Boston. Total reserve balances required at December 31, 2011 and 2010 were $546 thousand and $360 thousand, respectively, which were both satisfied by vault cash.